UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Earliest Event Reported: February 11, 2005

ENDEVCO, INC.
(Exact name of registrant as specified in its charter)

State of Texas	001-31433	74-2142545
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2425 Fountainview Dr., Suite 215
Houston, Texas 77057
(Address of principal executive offices, including zip code)

(713) 977-4662
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On February 11, 2005, EnDevCo, Inc. ("EnDevCo") executed a Stock Purchase, Settlement, And Mutual Release And Indemnity Agreement with the following parties in EnDevCo's lawsuit Adair International Oil & Gas, Inc. versus Chase Mellon, et al:  John W. Adair, Jalal Alghani, Vivian Llerena Quintero.

Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnDevCo, Inc.

By /s/ Larry Swift                         Date: February 15, 2005
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Larry Swift

Chief Financial Officer